Exhibit 99.02

Page 1 Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary Glu Mobile Inc. Q2 2015 Earnings Call August 4, 2015 Page 1 Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. –

Page 2 Proprietary Safe Harbor Statement This presentation contains "forward-looking" statements including: Glu expects to have 825 employees, 700 of which will be in R&D, by the end of 2015; the expected next title releases for each of our core franchises; that we are minimally exposed to increases in advertising rates; that we only enter new genres where we can be the top two; our long-term focus is on being the best in the world in a given genre; that by 2020 there are expected to be approximately 4 billion smartphones; the estimated size of the global games market, overall and by segment, for 2015; the expected launch dates for our upcoming celebrity titles; strong social features in a game will lead to long tail revenues; Glu’s expected approach to integrating social features in its games; Glu has multiple growth opportunities through wearables, the quad screen future, mobile ad spending and international expansion; that we have a growing and engaged installed base; our Q3-2015 and full year 2015 guidance; that greater product diversification is expected in our overall 2015 revenues; the expected contribution margin flow through of our gross revenue; our five year goals of annual revenue growth of 20% to 30%, $1 billion of non-GAAP revenue by 2020 and all quarters from Q3-2014 onward being Adjusted EBITDA profitable; our long-term margin targets. These forward-looking statements are subject to material risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Investors should consider important risk factors, which include: consumer demand for smartphones, tablets and next-generation platforms does not grow as significantly as we anticipate or that we will be unable to capitalize on any such growth; the risk that we do not realize a sufficient return on our investment with respect to our efforts to develop free-toplay games for smartphones and tablets; the risk that we do not maintain our good relationships with Apple and Google; the risk that Glu does not realize the anticipated strategic benefits from its celebrity partnerships; the risk that our development expenses are greater than we anticipate or that we experience product delays; the risk that our recently and newly launched games are less popular than anticipated; the risk that our newly released games will be of a quality less than desired by reviewers and consumers; the risk that the mobile games market, particularly with respect to social, free-to-play gaming, is smaller than anticipated; risks related to the restatement of certain of our historical financial statements and other risks detailed under the caption "Risk Factors" in our Form 10-Q filed with the Securities and Exchange Commission on May 11, 2015 and our other SEC filings. You can locate these reports through our website at http://www.glu.com/investors. These "forward-looking" statements are based on estimates and information available to us on August 4, 2015 and we are under no obligation, and expressly disclaim any obligation, to update or alter our forward-looking statements whether as a result of new information, future events or otherwise. Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 3 Use of Non-GAAP Financial Measures Glu uses in this presentation certain non-GAAP measures of financial performance. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Glu's results of operations as determined in accordance with GAAP. The non-GAAP financial measures used by Glu include non- GAAP revenue, non-GAAP smartphone revenue, non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP net income/(loss), non-GAAP net income/(loss) per share, Adjusted EBITDA and Adjusted EBITDA margin. These non- GAAP financial measures exclude the following items from Glu's unaudited consolidated statements of operations: • Change in deferred revenue and deferred cost of revenue; • Amortization of intangible assets; • Non-cash warrant expense; • Stock-based compensation expense; • Restructuring charges; • Change in fair value of Blammo earnout; • Transitional costs; • Litigation costs; • Release of tax liabilities and valuation allowance; and • Foreign currency exchange gains and losses primarily related to the revaluation of assets and liabilities. In addition, Glu has included in this presentation “Adjusted EBITDA” figures which are used to evaluate Glu’s operating performance and is defined as non- GAAP operating income/(loss) excluding depreciation. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by non-GAAP revenue. Glu believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding Glu's performance by excluding certain items that may not be indicative of Glu's core business, operating results or future outlook. Glu's management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing Glu's operating results, as well as when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate comparisons of Glu's performance to prior periods. For a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the tables at the end of this presentation. Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 4 Executive Summary  - Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 5 Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Seasoned Management Team Chris Akhavan Pres. of Publishing 10 Quarters Eric R. Ludwig COO & CFO 43 Quarters Niccolo de Masi Chairman & CEO 23 Quarters  Page 6 © Glu Mobile Glu Mobile Q2 2015 Earnings Inc. – Proprietary Diversified Studio Infrastructure •

Page 7   825 employees, 700 in R&D expected by end of 2015 • Game teams in diverse locations: San Francisco, CA Bellevue, WA, Long Beach, CA Portland, OR Toronto, Canada Moscow, Russia Beijing, China Hyderabad, India  Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 8   37.9% 4-Year Topline CAGR $66.9 $82.7 $108.9 $113.4 $241.8 2010 2011 2012 2013 2014 Non-GAAP revenue has been restated or revised, as appropriate, to reflect gross accounting for digital storefronts for 2010, 2011, 2012 and Q113 and prospectively, as outlined in the Company’s 8/6/2013 Form 8-K and press release Non-GAAP Revenue ($m) Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 9  *Computed based on the respective year’s total non-GAAP smartphone revenue from games internally developed by Glu, except that Racing Rivals is included in revenue for 2014, divided by the # of internally developed games launched by Glu in that year, including Racing Rivals for 2014. Certain games that were launched in one year, may contribute significantly to revenue in a subsequent year, such as Deer Hunter 2014, which was launched in 2013, but also contributes to the “batting average” for 2014. Non-GAAP revenue has been restated or revised, as appropriate, to reflect gross accounting for digital storefronts for 2010, 2011, 2012 and Q113 and prospectively, as outlined in the Company’s 8/6/2013 Form 8-K and press release $2.6 $2.7 $4.5 $8.7 $18.1 2010 2011 2012 2013 2014  Non-GAAP Revenue per Title Launch ($m) ‘Batting Average’ Improving* Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 10 Consistent & Improving ‘Hit Ratio’ *Based on top grossing ranking for all games on the US App Store for iPhone through December 31, 2014; Racing Rivals has been considered a 2014 launch in the above analysis 0 5 10 15 20 25 0% 20% 40% 60% 80% 100% 2012 2013 2014 % of new Glu launches reaching Top 25 grossing games % of new Glu launches reaching Top 50 grossing games % of new Glu launches reaching Top 100 grossing games Total # of Glu game launches Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 11 0 10 20 30 40 50 60 70 80 Tons of Guns Gang Lords Small City Gun Bros 2 Zombies Ate My Friends Samurai vs Zombies Defense 2 Heroes of Destiny Stardom Hollywood Frontline Commando: D-Day Deer Hunter 2014 Hercules Knights of Puzzlelot Defenders & Dragons Amazing Battle Creatures Motocross Meltdown Diner Dash Tap Sports Baseball 2014 Frontline Commando 2 Robocop Dino Hunter Contract Killer: Sniper Racing Rivals Kim Kardashian Hollywood Improving Batting Average & Consistency • 2014 Average: $11.2M • 2013 Average: $6.3M  First 6 Months Non-GAAP Revenue ($m) Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 12 Leader in 6 Key Gamer Demographics Franchise Releases Next Next CK Next FLC Next Dash ARPG Time Management Racing Narrative RPG FPS Sports Acquired Organic Combination  Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 13 Game* Total months in US top 30 grossing games** 1. Game of War – Fire Age 23 months 2. Clash of Clans 33 months 3. Candy Crush Saga 31 months 4. Candy Crush Soda Saga 8 months 5. Boom Beach 15 months 6. DoubleDown Casino 28 months 7. Big Fish Casino 33 months 8. Slotomania 33 months 9. MARVEL Contest of Champions 7 months 10. Jurassic World: The Game 0 months 11. Fallout Shelter 0 month 12. Kim Kardashian: Hollywood 13 months 13. 8 Ball Pool 6 months 14. Farm Heroes Saga 18 months 15. Summoners War 6 months Game* Total months in US top 30 grossing games** 16. Hay Day 33 months 17. Minecraft: Pocket Edition 32 months 18. SimCity BuildIt 6 months 19. Gummy Drop 4 months 20. Cookie Jam 12 months 21. The Simpsons: Tapped Out 30 months 22. Hearthstone: Heroes of Warcraft 2 months 23. The Sims: FreePlay 22 months 24. Family Guy: The Quest for Stuff 11 months 25. Racing Rivals 10 months 26. Wizard of Oz Free Slots 3 months 27. MyVEGAS Slots 18 months 28. GSN Casino 22 months 29. Criminal Case 2 months 30. Tap Sports Baseball 2015 0 months Building Annuities *Based on top grossing ranking for all games on the US App Store for iPhone taken on June 27, 2015, AppAnnie.com **Based on total number of full calendar months between October 2012 – June 2015 the respective game ranked as a top 30 grossing iPhone game based on aggregate revenue estimates for each game on a monthly basis in the United States, App Annie Intelligence © Glu Mobile Glu Mobile Q2 2015 Earnings Inc. – Proprietary

Page 14 Robocop $6.5M 31% 21% 9% 8% 4% 3% 3% 2% 2% 2% 15% Kim Kardashian: Hollywood $74.3M Deer Hunter 2014 $52.0M Eternity Warriors 3 $20.9M Racing Rivals $18.3M Dino Hunter: Deadly Shores $10.0M Frontline Commando: D-Day $6.6M Contract Killer: Sniper $6.2M Frontline Commando 2 $5.8M Other catalog $36.9M Contract Killer 2 $4.4M 2014: Non-GAAP Revenue Delivery from a Broad Portfolio  Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 14 Robocop $6.5M 31% 21% 9% 8% 4% 3% 3% 2% 2% 2% 15% Kim Kardashian: Hollywood $74.3M Deer Hunter 2014 $52.0M Eternity Warriors 3 $20.9M Racing Rivals $18.3M Dino Hunter: Deadly Shores $10.0M Frontline Commando: D-Day $6.6M Contract Killer: Sniper $6.2M Frontline Commando 2 $5.8M Other catalog $36.9M Contract Killer 2 $4.4M 2014: Non-GAAP Revenue Delivery from a Broad Portfolio  Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 15 • Revenue Diversity: Ad Revenues Hedge Against CPI Increases Industry leading % revenue contribution from Ads • Minimally exposed to increases in CPI $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 Q114 Q214 Q314 Q414 Q115 Q215 Ad Revenue (in Thousands) Variable Marketing Expense (in thousands) 14.7% 19.5% 14.9% 15.5% 14.8% 15.5% 17.8% 15.6% 15.3% 12.6% 15.5% 17.6% 0% 5% 10% 15% 20% 25% Q114 Q214 Q314 Q414 Q115 Q215 Ad Revenue as % of Total Revenue Variable Marketing as % of Total Revenue Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 17 Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 16 Systematic inculcation of team-talent-studio-product alignment • Specialization of talent on each game engine – expertise, experience, passion, tech & tools • Only enter new genres where can be top two – either in the category or are the category • Long term focus on being the best in the world in given genre ‘Moneyball’ Studio Strategy Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 17 Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 18 Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 19 Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary 2 YEARS OF RACING FOR PINK SLIPS TOTAL YEARS SPENT PLAYING 32,467 41. MILLION TOTAL NUMBER OF CARS WON IN PINK SLIP RACES MOST POULAR CARS AROUND THE WORLD 56 MILLION TOTAL DOWNLOADS TURKEY OR CHICKEN SHIFT ACE IMPATIENCE IS A VIRTURE

Page 20 Growth Landscape Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 21 Smartphone Adoption Continues Apace Source: The Economist: Week of Feb 28-Mar 6, 2015 Total Smartphone Connections 2009: ~0.6B 2014: ~2.3B ~4x Growth in installed base By 2020 expect ~4B smartphones Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 22 Mobile is the Largest Game Market Source: Super Data Research: May 20, 2015 Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 23 Social Power CELEBRITY APPS REACH* EXPECTED LAUNCH Kim Kardashian West 102m June 22, 2014 Jason Statham 54m Q415 Katy Perry 1 89m Q415/Q116 Kylie & Kendall Jenner 108m Q415/Q116 Britney Spears 91m H1 2016 Nicki Minaj 102m Mid 2016 *Aggregate # of followers across Facebook + Twitter + Instagram + Vevo + Vine + Tumblr followers as of August 3, 2015. There is some overlap of these social audiences between channels and celebrities. Glu Mobile Q2 2015 • 118m viewers – all time record half time viewing • Katy Perry herself – 189m total social followers 646m* total social followers inked • Long term partnerships Earnings © Glu Mobile Inc. – Proprietary

Page 24 * • 5-year exclusive mobile gaming partnership • Dynamic and interactive promotion & engagement ‘5-Year Super Bowl Commercial’ *Aggregate # of followers across Facebook + Twitter + Instagram + Vevo + Vine + Tumblr followers as of August 3, 2015. There is some overlap of these social audiences between channels and celebrities. Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary Typical mobile game

Page 25 Strong Social = Long Tail Revenues Peak at launch, then declining curve VS. Flat to increasing curve, peak revenue 16 months post launch Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary Social Requires Same Approach as Monetization 2013 2014 2015 2016 2017 • Deeper Monetization • Business-minded product leadership • Studio specialization • Genre-appropriate social • User participation • Weigh social-feature impact 100% 0% Proportion of our portfolio One full product + thought cycle Proportion of our portfolio One full product + thought cycle 100% 0% Deeply Social No ‘golden hammer’

Page 26 Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 27 Glu Analytics Capabilities: • Capable of processing 70 million events per second • Ingesting 2 billion events per day • Aggregating 75 million KPI metrics per day • 2 trillion event capacity, easily scalable Usage of Analytics: • Optimization of user acquisition, retention, paying user conversion & LTV • Continually refining game performance through testing and analysis Glu & Big Data Analytics Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 28 Multiple Long-Term Growth Opportunities $ $ $ Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 30  Financial Investment Highlights • Strong top line growth • Diversified portfolio of franchises • Cost-effective customer acquisition • Long tail games provide significant visibility • Growing & engaged installed base     Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 31 Q215 Financial Summary Q215 Non-GAAP Guidance (in millions, except EPS) Actuals Low High Revenue $ 57.5 $ 50.0 $ 52.0 Gross Profit 36.0 30.8 32.0 Gross Margin 62.6% 61.5% 61.5% Operating Expenses 35.0 36.4 35.7 Depreciation 0.7 0.7 0.7 Adjusted EBITDA $ 1.7 $ (5.0) $ (3.0) Basic: Earnings/(Loss) per Share $ 0.02 ($0.05) $ (0.03) Basic Shares 116.2 116.5 116.5 Diluted: Earnings per Share $ 0.01 ($0.05) $ (0.03) Diluted Shares 122.5 122.1 122.1  Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 32 Q215 Non-GAAP Results ($ in millions) Q215 Q115 Q/Q Q214 Y/Y Total Revenue $ 57.5 $ 62.4 (8%) $ 35.0 64% Gross Profit 36.0 39.0 (8%) 24.1 49% Gross Margin 62.6% 62.5% 5 bp 68.9% (631) bp Operating Expense 35.0 35.9 (2%) 25.6 37% Operating Income/(Loss) 1.0 3.2 (69%) (1.5) (165%) Adjusted EBITDA $ 1.7 $ 3.9 (56%) $ (0.9) (289%)  Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 33 Non-GAAP Revenue and Adjusted EBITDA $24.7 $23.2 $22.6 $42.8 $47.0 $35.0 $83.6 $76.2 $62.4 $57.5 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 Q113 Q213 Q313 Q413 Q114 Q214 Q314 Q414 Q115 Q215 (In millions) Non-GAAP Revenue ($1.4) ($2.9) ($4.1) $6.2 $6.5 ($0.9) $15.4 $14.1 $3.9 $1.7 $(10.0) $(5.0) $- $5.0 $10.0 $15.0 $20.0 Q113 Q213 Q313 Q413 Q114 Q214 Q314 Q414 Q115 Q215 (In millions) Adjusted EBITDA Non-GAAP revenue has been restated to reflect gross accounting for digital storefronts Q113 and prospectively, as outlined in the Company’s 8/6/2013 Form 8-K and press release.  Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 34 % of Non-GAAP Revenue Non-GAAP revenue has been restated to reflect gross accounting for digital storefronts Q113 and prospectively, as outlined in the Company’s 8/6/2013 Form 8-K and press release. 14% 15% 14% 8% 9% 12% 6% 8% 10% 9% 20% 22% 24% 25% 20% 22% 18% 16% 20% 22% 44% 48% 49% 27% 28% 39% 17% 20% 28% 30% 23% 24% 24% 23% 25% 23% 26% 25% 26% 25% 4% 3% 5% 1% 2% 4% 13% 11% 10% 10% 3% 4% 5% 3% 3% 4% 2% 2% 2% 3% 0% 20% 40% 60% 80% 100% 120% 140% Q113 Q213 Q313 Q413 Q114 Q214 Q314 Q414 Q115 Q215 Hosting and other costs Royalties Platform commissions R&D Opex S&M Opex G&A Opex   Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 35 Non-GAAP Revenue by Geography 17.2 14.7 13.0 11.6 10.5 9.6 19.6 5.6 5.5 7.1 7.0 7.8 6.6 7.3 6.4 5.9 6.3 6.0 6.1 5.6 8.0 - 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 45.0 50.0 Q212 Q312 Q412 Q113 Q213 Q313 Q413 NA APAC ROW (In millions) Q2 2015 24.1 20.0 56.9 50.7 44.5 41.8 12.6 6.8 9.7 9.8 8.5 7.6 10.3 8.2 16.9 15.7 9.4 $47.0 8.1 $35.0 $83.6 $76.2 $62.4 $57.5 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 Q114 Q214 Q314 Q414 Q115 Q215 NA APAC ROW 73% 13% 14% Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary 59% 59% 60% 61% 59% 56% 67% 62% 27% 60% 61% 29% 29% 35% 38% 38% 31% 36% 38% 38% 14% 12% 11% 4% 3% 6% 2% 2% 2% 1% $24.7 $23.2 $22.6 $42.8 $47.0 $35.0 $83.6 $76.2 $62.4 $57.5 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 Q113 Q213 Q313 Q413 Q114 Q214 Q314 Q414 Q115 Q215 (In millions) Non-GAAP Revenue by Platform iOS Android All Other 73% 78% 77% 76% 83% 76% 85% 85% 85% 82% 11% 10% 12% 20% 15% 20% 15% 15% 15% 18% 16% 12% 11% 4% 2% 4% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 Q113 Q213 Q313 Q413 Q114 Q214 Q314 Q414 Q115 Q215 (In millions) Non-GAAP Revenue by Category In-App Purchases Ads Premium/All Other

Page 36 Non-GAAP Revenue Mix Non-GAAP revenue has been restated to reflect gross accounting for digital storefronts for Q113 and prospectively, as outlined in the Company’s 8/6/2013 Form 8-K and press release. The presentation of platform and category mix contribution in prior presentations was reported as a percentage of non-GAAP smartphone revenue. All prior percentages in the above graphs have been updated to reflect each category’s respective percentage of total non-GAAP revenue. The ‘Premium/All Other’ revenue include featurephone revenue.                                                   Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 37  Non-GAAP Revenue by Vintage $57.5M Total Non-GAAP Revenue in Q215 Deer Hunter 2014 $6.5M Racing Rivals $9.3M Dino Hunter: Deadly Shores $1.4M Tap Sports Baseball 2014 $0.5M Contract Killer: Sniper $5.3M Diner Dash $1.5M Blood and Glory Immortals $0.8M Tap Sports Baseball 2015 $5.2M Frontline Commando WW2 $1.4M Cooking Dash 2016 $0.8M Terminator Genisys: Revolution $0.4M Frontline Commando 2 $0.9M RoboCop $0.3M Kim Kardashian: Hollywood $18.0M Q214, 18,008 , 31% Q314, 11,221 , 20% Q313, 6,691 , 12% Q414, 6,850 , 12% Other, 4,789 , 8% Q114, 1,249 , 2% Q115, 838 , 1% Q215, 7,834 , 14%  Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 38 Strong Balance Sheet ($ in millions) Q215 Q115 Q214 Cash and cash equivalents $ 189.7 $ 65.7 $ 71.5 Accounts receivable, net 25.1 24.5 16.0 Prepaid expenses, royalties and other current assets 33.8 27.3 6.5 Other assets 15.9 19.3 6.7 Intangible assets & goodwill 110.5 112.9 38.9 Total Assets $ 374.9 $ 249.7 $ 139.5 Accounts payable and accrued liabilities 13.6 15.1 11.7 Accrued expenses, royalties and other liabilities 29.5 28.0 12.0 Deferred revenue 31.2 30.7 14.7 Common stock/Paid in capital 549.0 419.2 356.4 Accumulated deficit & other comprehensive income (248.4) (243.3) (255.3) Total Liabilities and Stockholders' Equity $ 374.9 $ 249.7 $ 139.5    Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 39 Strong Consumer Interest 52.2 40.8 49.9 79.6 105.6 60.2 107.7 89.4 72.6 87.6 0.0 20.0 40.0 60.0 80.0 100.0 120.0 Q113 Q213 Q313 Q413 Q114 Q214 Q314 Q414 Q115 Q215 (in Millions) Installs 436.0 476.8 526.7 606.3 711.9 772.1 879.8 969.2 1,041.8 1,129.5 0.0 200.0 400.0 600.0 800.0 1,000.0 1,200.0 Q113 Q213 Q313 Q413 Q114 Q214 Q314 Q414 Q115 Q215 (in Millions) Cumulative Installs  Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Page 40 MAU and DAU Trends Aggregate DAU and MAU for each period presented represents the aggregate metric for the last month of the period. An individual who plays two different games in the same month is counted as two active users for that month when we aggregate DAU and MAU across games. In addition, an individual who plays the same game on two different devices during the same month (e.g., an iPhone and an iPad) is also counted as two active users for each such month when we average or aggregate DAU and MAU over time. Our methodology for calculating DAU and MAU may differ from the methodology used by other companies to calculate similar metrics. 3.9 2.9 4.3 6.4 7.0 5.3 7.2 7.2 6.0 6.1 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 Q113 Q213 Q313 Q413 Q114 Q214 Q314 Q414 Q115 Q215 (in Millions) DAU 40.1 29.4 45.2 56.3 64.5 51.9 60.3 62.6 54.6 59.6 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 Q113 Q213 Q313 Q413 Q114 Q214 Q314 Q414 Q115 Q215 (in Millions) MAU   © Glu Mobile Glu Mobile Q2 2015 Earnings Inc. – Proprietary

Page 41 Guidance © Glu Mobile Glu Mobile Q2 2015 Earnings Inc. – Proprietary 2015 Guidance • © Glu Mobile Glu Mobile Q2 2015 Earnings Inc. – Proprietary 12 Launches in 2015

Page 42  2015 Guidance Maintaining the midpoint of our full year 2015 revenue guidance range • No Kim Kardashian: Hollywood or Deer Hunter 2014 sized hits assumed out of the gates • Second half of 2015 to be driven by our new title launches and continued catalog strength  © Glu Mobile Glu Mobile Q2 2015 Earnings Inc. – Proprietary

Page 43 12 Launches in 2015 Q115 Q215 Q315 Q415 Next Celeb

Page 44 Strong Contribution Margin Flow Through % of Gross Revenues Original IP Low High Gross Revenue 100.0% 100.0% 100.0% Platform Fees 25.6% 25.6% 25.6% Royalties 0.0% 6.9% 24.0% Gross Margin 74.4% 67.5% 50.4% User Acquisition 15.0% 15.0% 15.0% Contribution Margin of Incremental $1.00 of Gross Revenue 59.4% 52.5% 35.4% Branded IP Royalty © Glu Mobile Glu Mobile Q2 2015 Earnings Inc. – Proprietary

Page 45 2015 Full Year Guidance Guidance ($ in millions) Q115 Q215 Q315 Q415 2015 Total Revenue (Low) $62.4 $57.5 $58.0 $89.1 $267.0 Total Revenue (High) $62.4 $57.5 $60.0 $102.1 $282.0 Adjusted EBITDA (Low) $3.9 $1.7 ($1.0) $17.9 $22.5 Adjusted EBITDA (High) $3.9 $1.7 $1.0 $20.9 $27.5 © Glu Mobile Glu Mobile Q2 2015 Earnings Inc. – Proprietary

Page 46 Q315 Guidance ($ in millions, except EPS) Q215 Act Q315 Guidance Q315 Guidance Low High Total Revenue $57.5 $58.0 $60.0 Gross Margin 62.6% 60.5% 60.5% Operating Expense 35.0 36.8 36.0 Operating Income/(Loss) 1.0 (1.7) 0.3 Depreciation Addback 0.7 0.7 0.7 Adjusted EBITDA $1.7 ($1.0) $1.0 Net Income/(Loss) 1.8 (2.2) (0.2) Basic Shares (millions) 116.2 127.5 127.5 Diluted Shares (millions) 122.5 134.1 134.1 Net Income/(Loss) Per Basic Share $0.02 ($0.02) ($0.00) Net Income/(Loss) Per Diluted Share $0.01 ($0.02) ($0.00)    © Glu Mobile Glu Mobile Q2 2015 Earnings Inc. – Proprietary

Page 47 Full Year Guidance ($ in millions, except EPS) 2014 Act Low High Total Revenue $241.8 $267.0 $282.0 Gross Margin 63.3% 61.3% 61.3% Operating Expense 120.5 144.1 148.3 Operating Income/(Loss) 32.6 19.6 24.6 Depreciation Addback 2.5 2.9 2.9 Adjusted EBITDA $35.1 $22.5 $27.5 Net Income/(Loss) 33.3 18.7 23.7 Basic Shares (millions) 91.8 119.1 119.1 Diluted Shares (millions) 96.9 125.2 125.2 Net Income/(Loss) Per Basic Share $0.36 $0.16 $0.20 Net Income/(Loss) Per Diluted Share $0.34 $0.15 $0.19 Cash and ST Investments Balance $70.9 $200.0

Page 48 Long-Term Model © Glu Mobile Glu Mobile Q2 2015 Earnings Inc. – Proprietary •

Page 49  Annual Revenue Growth of 20% to 30% • $1 Billion of Non-GAAP Revenue in 2020 • All Quarters From Q314 Onwards Adjusted EBITDA Profitable Long Term Operating Model: Five Year Goals Glu’s goals with respect to revenue growth and EBITDA profitability illustrate potential outcomes if our business strategies are successful. These goals should not be treated as forecasts, projections or financial guidance. We cannot assure you that we will achieve any particular growth rate and our revenue and EBITDA may not grow at all. Our performance is subject to many material risks and uncertainties that could cause our actual performance to fall short of these goals, including the risks discussed in our Quarterly Report on Form 10-Q filed with the SEC on May 11, 2015 and our other SEC filings. © Glu Mobile Glu Mobile Q2 2015 Earnings Inc. – Proprietary

Page 50  Long Term Margin Targets 50 % of Non-GAAP Revenue LTM Low High Revenue 100.0% 100.0% 100.0% Platform Fees 25.4% 24.8% 24.0% Royalties 11.1% 15.7% 14.0% Hosting 2.2% 1.8% 1.8% Gross Margin 61.3% 57.7% 60.2% R&D 23.2% 15.9% 14.2% S&M 3.4% 3.0% 2.5% S&M: User Acquisition 15.1% 15.0% 15.0% G&A 8.0% 4.8% 4.5% Subtotal: Opex 49.7% 38.7% 36.2% Depreciation/Amortization 1.0% 1.0% 1.0% Adjusted EBITDA Margin 12.6% 20.0% 25.0% Long Term Target  © Glu Mobile Glu Mobile Q2 2015 Earnings Inc. – Proprietary

Page 51 Key Statistics Stock Price $5.87 52 Week High $7.03 52 Week Low $3.27 Shares Outstanding 130.7 Avg. Daily Volume (last 90 days) 3,136,351 Market Capitalization $766.3 Debt $0 Cash $189.7 Enterprise Value $576.6 Shares Outstanding is as of July 31st, 2015 Cash balance is as of June 30th, 2015 Average Daily Volume is calculated using the last 90 calendar days Market Statistics (as of July 31, 2015) (in millions except per share and volume data)  © Glu Mobile Glu Mobile Q2 2015 Earnings Inc. – Proprietary

Page 52 Investment Highlights • Benefitting from strong secular global mobile growth • Tencent investment provides strengthened balance sheet • Diversified portfolio of franchises • Strong 2015 title roadmap • Financials benefitting from significant investments  © Glu Mobile Glu Mobile Q2 2015 Earnings Inc. – Proprietary

Page 53 Non-GAAP Reconciliations  Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Q215 GAAP to Non-GAAP Reconciliation

Condensed Consolidated Statements of Operations
GAAP to Non-GAAP Reconciliation
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30, 2015									
	GAAP Results	Change in deferred revenue	Change in deferred platform commissions and royalty expense	Amortization of intangible assets	Stock-based compensation	Litigation costs	Non-cash warrant expense	Foreign currency exchange loss		Non-GAAP Results
Revenue	$ 56,150	$ 1,329	$ -	$ -	$ -	$ -	$ -	$ -		$ 57,479
Cost of revenue:										
Platform commissions, royalties and other	21,320	-	321	-	-	-	(135)	-		21,506
Amortization of intangible assets	2,434	-	-	(2,434)	-	-	-	-		-
Total cost of revenue	23,754	-	321	(2,434)	-	-	(135)	-		21,506
Gross profit	32,396	1,329	(321)	2,434	-	-	135	-		35,973
Operating expenses:										
Research and development	18,308	-	-	-	(836)	-	-	-		17,472
Sales and marketing	12,771	-	-	-	(282)	-	-	-		12,489
General and administrative	7,429	-	-	-	(1,914)	(476)	-	-		5,039
Amortization of intangible assets	32	-	-	(32)	-	-	-	-		-
Total operating expenses	38,540	-	-	(32)	(3,032)	(476)	-	-		35,000
Income/(loss) from operations	(6,144)	1,329	(321)	2,466	3,032	476	135	-		973
Interest and other income/(expense), net	(174)	-	-	-	-	-	-	186		12
Income/(loss) before income taxes	(6,318)	1,329	(321)	2,466	3,032	476	135	186		985
Income tax provision	809	-	-	-	-	-	-	-		809
Net income/(loss)	$ (5,509)	$ 1,329	$ (321)	$ 2,466	$ 3,032	$ 476	$ 135	$ 186		$ 1,794
Net loss per share - basic and diluted	$ (0.05)						**Earnings per share**			
							Basic			$ 0.02
							Diluted			$ 0.01
Number of shares used in computation - basic and diluted	$ 116,169									
							Number of shares used in computation			116,169
							Basic			122,538
							Diluted			

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Q214 GAAP to Non-GAAP Reconciliation

Condensed Consolidated Statements of Operations
GAAP to Non-GAAP Reconciliation
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30, 2014									
	GAAP Results	Change in deferred revenue	Change in deferred platform commissions and royalty expense	Amortization of intangible assets	Stock-based compensation	Transitional costs	Restructuring charge	Change in fair value of Blammo earnout	Foreign currency exchange loss	Non-GAAP Results
Revenue	$ 40,910	$ (5,874)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 35,036
Cost of revenue:										
Platform commissions, royalties and other	12,432	-	(1,527)	-	-	-	-	-	-	10,905
Amortization of intangible assets	441	-	-	(441)	-	-	-	-	-	-
Total cost of revenue	12,873	-	(1,527)	(441)	-	-	-	-	-	10,905
Gross profit	28,037	(5,874)	1,527	441	-	-	-	-	-	24,131
Operating expenses:										
Research and development	17,297	-	-	-	(3,605)	(20)	-	-	-	13,672
Sales and marketing	7,989	-	-	-	(190)	-	-	-	-	7,799
General and administrative	6,131	-	-	-	(771)	(662)	-	(531)	-	4,167
Amortization of intangible assets	127	-	-	(127)	-	-	-	-	-	-
Restructuring charge	159	-	-	-	-	-	(159)	-	-	-
Total operating expenses	31,703	-	-	(127)	(4,566)	(682)	(159)	(531)	-	25,638
Loss from operations	(3,666)	(5,874)	1,527	568	4,566	682	159	531	-	(1,507)
Interest and other income/(expense), net	(24)	-	-	-	-	-	-	-	31	7
Loss before income taxes	(3,690)	(5,874)	1,527	568	4,566	682	159	531	31	(1,500)
Income tax benefit	(78)	-	-	-	-	-	-	-	-	(78)
Net loss	$ (3,768)	$ (5,874)	$ 1,527	$ 568	$ 4,566	$ 682	$ 159	$ 531	$ 31	$ (1,578)
Net loss per share - basic and diluted	$ (0.04)									$ (0.02)
Number of shares used in computation - basic and diluted	85,549									85,549

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YTD 2015 GAAP to Non-GAAP Reconciliation

Condensed Consolidated Statements of Operations
GAAP to Non-GAAP Reconciliation
(in thousands, except per share data)
(unaudited)

	Six Months Ended June 30, 2015									
	GAAP Results	Change in deferred revenue	Change in deferred platform commissions and royalty expense	Amortization of intangible assets	Stock-based compensation	Transitional costs	Non-cash warrant expense	Litigation costs	Foreign currency exchange loss	Non-GAAP Results
Revenue	$ 125,620	$ (5,694)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 119,926
Cost of revenue:										
Platform commissions, royalties and other	47,630	-	(2,499)	-	-	-	(228)	-	-	44,903
Amortization of intangible assets	4,868	-	-	(4,868)	-	-	-	-	-	-
Total cost of revenue	**52,498**	**-**	**(2,499)**	**(4,868)**	**-**	**-**	**(228)**	**-**	**-**	**44,903**
Gross profit	73,122	**(5,694)**	**2,499**	**4,868**	-	-	**228**	-	-	75,022
Operating expenses:										
Research and development	36,551	-	-	-	(1,595)	-	-	-	-	34,956
Sales and marketing	25,209	-	-	-	(500)	-	-	-	-	24,709
General and administrative	14,835	-	-	-	(3,066)	(72)	-	(476)	-	11,221
Amortization of intangible assets	159	-	-	(159)	-	-	-	-	-	-
Total operating expenses	**76,754**	-	-	**(159)**	**(5,161)**	**(72)**	-	**(476)**	-	**70,886**
Income/(loss) from operations	(3,632)	**(5,694)**	**2,499**	**5,027**	**5,161 #**	**72**	**228**	**476**	-	**4,136**
Interest and other income/(expense), net	**(458)**	-	-	-	-	-	-	-	**476**	**18**
Income (loss) before income taxes	(4,090)	(5,694)	2,499	5,027	5,161	72	228	476	476	4,154
Income tax	(295)	-	-	-	-	-	-	-	-	(295)
Net income/(loss)	**$ (4,385)**	**$ (5,694)**	**$ 2,499**	**$ 5,027**	**$ 5,161**	**$ 72**	**$ 228**	**$ 476**	**$ 476**	**$ 3,859**
Net loss per share - basic and diluted	$ (0.04)							**Earnings per share**		
								Basic		$ 0.04
								Diluted		$ 0.03
Number of shares used in computation - basic and diluted	**110,019**									
								Number of shares used in computation		
								Basic		**110,019**
								Diluted		**115,195**

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Page 57 YTD 2014 GAAP to Non-GAAP Reconciliation Condensed Consolidated Statements of Operations GAAP to Non-GAAP Reconciliation (in thousands, except per share data) (unaudited) GAAP Results Change in deferred revenue Change in deferred platform commissions and royalty expense Amortization of intangible assets Stock-based compensation Transitional costs Restructuring charge Change in fair value of Blammo earnout Foreign currency exchange loss Non-GAAP Results Revenue $ 85,490 $ (3,497) $ - $ - $ - $ - $ - $ - $ - $ 81,993 Cost of revenue: Platform commissions, royalties and other 2 5,634 - (318) - - - - - - 25,316 Amortization of intangible assets 995 - - (995) - - - - - - Total cost of revenue 2 6,629 - (318) (995) - - - - - 25,316 Gross profit 5 8,861 (3,497) 318 995 - - - - - 56,677 Operating expenses: Research and development 3 2,876 - - - (5,922) (20) - - - 26,934 Sales and marketing 1 7,474 - - - (291) - - - - 17,183 General and administrative 1 1,057 - - - (1,332) (662) - (835) - 8,228 Amortization of intangible assets 254 - - (254) - - - - - - Restructuring charge 159 - - - - - (159) - - - Total operating expenses 6 1,820 - - (254) (7,545) (682) (159) (835) - 52,345 Income/(loss) from operations (2,959) (3,497) 318 1,249 7,545 682 159 835 - 4,332 Interest and other income/(expense), net: (154) - - - - - - - 167 13 Income/(loss) before income taxes (3,113) (3,497) 318 1,249 7,545 682 159 835 167 4,345 Income tax provision (522) - - - - - - - - (522) Net income/(loss) $ (3,635) $ (3,497) $ 318 $ 1,249 $ 7,545 $ 682 $ 159 $ 835 $ 167 $ 3,823 Net loss per share - basic and diluted $ (0.04) Earnings per share Basic $ 0.05 Diluted $ 0.04 Number of shares used in computation - basic and diluted $ 82,634 Number of shares used in computation Basic 8 2,634 Diluted 8 7,647

Page 58 Non-GAAP EBITDA Reconciliation Glu Mobile Inc. Non-GAAP Adjusted EBITDA (in thousands) (unaudited) March 31, June 30, September 30, December 31, March 31, June 30, 2014 2014 2014 2014 2015 2015 GAAP net income/(loss) $ 133 $ (3,768) $ 10,404 $ 1,379 $ 1,124 $ (5,509) Change in deferred revenue 2,377 (5,874) 18,762 3,363 (7,023) 1,329 Change in deferred platform commissions and royalty expense (1,209) 1,527 (9,122) (108) 2,819 (321) Non-cash warrant expense - - 1,126 66 93 135 Amortization of intangible assets 681 568 1,465 2,561 2,561 2,466 Depreciation 620 607 617 669 706 732 Stock-based compensation 2,979 4,566 1,954 2,134 2,129 3,032 Change in fair value of Blammo earnout 304 531 - - - - Transitional costs - 682 493 255 72 - Litigation costs - - - - - 476 Restructuring charge - 159 209 67 - - Foreign currency exchange loss 136 31 347 981 290 186 Interest income and other expense (6) (7) (7) (3) (6) (12) Income tax provision/(benefit) 444 78 (10,850) 2,773 1,104 (809) Total Non-GAAP Adjusted EBITDA $ 6,459 $ (900) $ 15,398 $ 14,137 $ 3,869 $ 1,705 For the Three Months Ended   Glu Mobile Q2 2015 Earnings © Glu Mobile Inc. – Proprietary

Key Operating Metrics

(All Revenue Figures are Non-GAAP)	Actual Q114	Actual Q214	Actual Q314	Actual Q414	Actual Q115	Actual Q215
Total Revenue (in thousands)	$46,957	$35,036	$83,553	$76,228	$62,447	$57,479
Total Revenue Growth Q/Q	10%	(25%)	138%	(9%)	(18%)	(8%)
Total Revenue Growth Y/Y	90%	51%	270%	78%	33%	64%
Original IP % of Total Revenue	91%	93%	37%	41%	**43%**	41%
Platform Commissions (in thousands)	$11,886	$8,155	$21,382	$19,391	$16,043	$14,162
Royalties (in thousands)	1,121	1,348	10,711	8,441	6,127	5,871
Hosting and other COGS (in thousands)	1,405	1,402	1,636	1,835	1,228	1,473
Total Cost of Revenue (in thousands)	$14,411	$10,905	$33,729	$29,667	$23,398	$21,506
Non-GAAP Operating Expenses (in thousands)	$26,707	$ 25,638	$ 35,043	$ 33,093	$ 35,886	$ 35,000
Variable Marketing Expense (in thousands)	7,271	5,456	12,800	9,641	9,693	10,103
Variable Marketing as % of Total Revenue	15%	16%	15%	13%	16%	18%
Adjusted EBITDA (in thousands)	6,459	(900)	15,398	14,137	3,869	1,705
Headcount** (at quarter-end)	547	562	630	653	695	732
Daily Active Users (DAU)* (in millions)	7.0	5.3	7.2	7.2	6.0	6.1
Monthly Active Users (MAU)* (in millions)	64.5	51.9	60.3	62.6	54.6	59.6
Installs (in millions)	105.6	60.2	107.7	89.4	72.6	87.6
Cumulative Installs (in millions)	711.9	772.1	879.8	969.2	1,041.8	1,129.5
In-App Purchase Billable Transactions (in thousands)***	3,286	2,257	7,778	7,477	5,896	5,723
Average Revenue per Billable Transaction***	$11.79	$11.84	$9.14	$8.62	$9.02	$8.24

*DAU & MAU reflects the DAU & MAU figures for the last month of the quarter
**FTE only, excludes contractors, temporary employees and consultants
***Q314 in-app purchase billable transactions and average revenue per billable transaction has been restated to include the impact of Cie Games activity after its acquisition on August 20, 2014

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